                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    SERENGETI EYEWEAR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                            SERENGETI EYEWEAR, INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 29, 1997

                            ------------------------

    The Annual Meeting of Shareholders of Serengeti Eyewear, Inc., formerly named Solar-Mates, Inc. (the "Company"), will be held at the Laurel Oak Country Club, 2700 Gary Player Boulevard, Sarasota, Florida at 10:00 A.M. on Thursday, May 29, 1997, for the following purposes:

        1. To amend the Certificate of Incorporation and Bylaws of the Company to (a) classify the Board of Directors into three classes, (b) fix the size of the Board of Directors at a minimum of nine (9) and a maximum of fifteen
    (15) directors, (c) provide that special meetings of the shareholders may be called only by the President or the Board of Directors, and not by the shareholders, (d) provide that shareholders intending to nominate candidates for election must deliver written notice (setting forth certain information concerning the shareholder and its nominee(s) to the Company not later than ninety (90) days in advance of the meeting if the nominations relate to an election at an annual meeting, or the close of business on the seventh day following the date on which notice of any special meeting is first given to shareholders if the nominations relate to an election at a special meeting and (e) provide that the foregoing amendments to the Certificate of Incorporation and Bylaws can be amended or repealed only with approval of seventy-five percent (75%) of the outstanding common stock.

        2. To elect (a) three directors for a one year term, (b) three directors for a two year term and (c) four directors for a three year term, if the amendment to the Certificate of Incorporation and By-Laws referred to in proposal 1 above is approved, and, if not approved, to elect ten directors of the Company to serve for a term of one year.

        3. To ratify and approve the selection of independent auditors of the Company to serve until the next annual meeting of shareholders.

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of record at the close of business on April 28, 1997 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                          By Order of the Board of Directors,
                                          MILTON NEVITT
                                          SECRETARY

May 12, 1997

     ALL PERSONS TO WHOM THE ACCOMPANYING PROXY IS ADDRESSED ARE REQUESTED TO DATE, EXECUTE AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                            SERENGETI EYEWEAR, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 29, 1997

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Serengeti Eyewear, Inc., formerly named Solar-Mates, Inc. (the "Company"), of proxies and voting instructions in the accompanying form for use at the Annual Meeting of Shareholders to be held at the Laurel Oak Country Club, 2700 Gary Player Boulevard, Sarasota, Florida at 10:00 A.M. on Thursday, May 29, 1997, and at all adjournments thereof. The shares represented by proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. If no direction is indicated, the proxy will be voted in favor of the proposals set forth in the notice attached to this proxy statement. Any shareholder may revoke his proxy at any time prior to the voting thereof by giving notice in writing to the Secretary of the Company, by granting a proxy bearing a later date or by voting in person at the meeting.

    The total number of shares of the Company's common stock, $.001 par value ("Common Stock"), outstanding as of April 28, 1997 was 2,384,000. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only shareholders of record as of the close of business on April 28, 1997 will be entitled to vote. A majority of the shares of Common Stock outstanding and entitled to vote, or 1,192,001 shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Directors will be elected by a plurality of the votes cast at the meeting. Approval of each other matter will require the affirmative vote of a majority of the votes cast thereon, except that with respect to the proposal to amend the Certificate of Incorporation, the approval of a majority of the outstanding shares entitled to vote, or 1,192,001 shares, will be required. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the meeting, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

    The cost of soliciting these proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person or by telephone.

    The principal executive offices of the Company are at 8125 25th Court East, Sarasota, Florida 34243. This proxy statement and the form of proxy are being mailed to shareholders on or about May 12, 1997.

                         PROPOSED AMENDMENT TO CLASSIFY
                   THE BOARD OF DIRECTORS AND RELATED MATTERS

    To enhance continuity and stability of the Board of Directors and the policies formulated by the Board, the Board has unanimously approved and is proposing amendments to the Certificate of Incorporation and Bylaws to provide for classification of the Board of Directors and certain related matters (the "Classified Board Amendments"). The proposed amendments to the Bylaws will divide the Board of Directors into three classes, as nearly equal in number as possible. After a transitional arrangement, directors will serve for three years, with one class being elected each year. In addition, the proposed amendments to the Certificate of Incorporation and Bylaws provide that: (1) the size of the Board of Directors shall not be larger than fifteen nor smaller than nine; (2) a special meeting of the shareholders may be called only by the President or the Board of Directors, and not by the shareholders; (3) advance notice of shareholder nominations for the election of directors at annual and special shareholder meetings shall be given and certain information shall be provided with respect to shareholder nominees; and (4) the shareholder vote required to alter, amend or repeal the foregoing amendments is increased from a majority vote of the shareholders to seventy-five percent (75%) of the outstanding shares entitled to vote in the election of directors. As a procedural matter, all of the foregoing proposed amendments will be effected through amendments to the Bylaws, except item (4) requiring a super-majority vote to amend certain provisions of the Certificate of Incorporation and the Bylaws, which requires amendments to the Certificate of Incorporation.

BACKGROUND AND REASONS FOR THE PROPOSED AMENDMENTS

    Prior to 1995, the Company primarily designed and marketed non-premium (under $30) sunglasses targeted for distribution through the mass merchandise market. In the latter part of 1995, with the proceeds of its initial public offering completed in August 1995, the Company entered the premium sunglass market with the launch of its new HOptix-Registered Trademark- sunglass line. The Company sought to emphasize premium sales to reduce its dependence upon mass merchandisers. Furthermore, management realized that premium sunglasses would generate higher gross margins and offer significant growth potential. The Company's $27.5 million acquisition in February 1997 of the Serengeti Eyewear division of Corning Incorporated ("Corning") highlights management's effort to make the Company a significant competitor in the premium sunglass business. Management has adopted a growth-oriented business strategy which focuses upon controlling, protecting and enhancing the Serengeti brand image. In the opinion of the Board of Directors, the Classified Board Amendments are desirable to help ensure stability and continuity in the management of the Company's business and affairs to permit the Company to realize upon the business strategies put in place by its current management. Although there have been no problems with respect to stability or continuity of the Board of Directors in the past, the Board believes that the longer time required to elect a majority of a classified board will help to prevent the occurrence of such problems in the future.

    The Board of Directors also believes that the Classified Board Amendments are desirable to help discourage hostile attempts to take control of the Company. Other than the existence of authorized but undesignated shares of Preferred Stock which may be issued by the Board of Directors from time to time without the approval of shareholders and with rights and privileges which may adversely affect the voting power of the Common Stock, there are presently no provisions in the Certificate of Incorporation or Bylaws which would commonly be characterized as potential "anti-takeover" measures. The Board of Directors has no present intention of proposing other anti-takeover measures in future solicitations.

    Existing federal and state laws provide some protection to shareholders in connection with attempts to acquire control of a corporation. Federal securities laws and regulations generally govern the disclosure required to be made to shareholders in the process of a solicitation for proxies in a proxy contest as well as in connection with business combinations. The Company is incorporated under New York law, which contains certain "business combination" provisions that limit stock acquisitions and business combinations involving corporations incorporated in New York and any person who acquires 20% or more of a corporation's voting shares, and "anti-greenmail" provisions, which restrict such corporations from purchasing more than 10% of its stock from any single shareholder, in either case unless the Board approves the transaction or certain other requirements are met. Under New York law, shareholders are also given certain voting rights and are entitled to certain notices of meetings. Otherwise, the conduct of meetings is governed largely by provisions of the Certificate of Incorporation and the Bylaws.

    The Board believes that, while the foregoing disclosure and procedural requirements may help defend against hostile takeover attempts, they may not apply or be adequate in all cases. A third party that acquires a substantial block of the Company's stock might desire to gain control of the Company or attempt to realize a profit on its investment without purchasing the remainder of the Company's stock through a tender offer or other means of acquisition. Such a purchaser might attempt to force the Company to accept a merger or restructuring, or offer to repurchase shares at a premium, or accept other proposals by launching a proxy contest to unseat the Company's Board of Directors. In many takeover attempts, following a substantial accumulation of stock of the target company, the purchaser has sought representation on the target company's board of directors in order to increase the likelihood that its proposals will be implemented by the company.

    The Board believes that substantial inequities can result to remaining shareholders of a company that has become the target of such tactics. The threat of removal of the Company's Board in these situations could severely curtail its ability to negotiate effectively with a potential purchaser. The Board would be deprived of the time and information necessary to evaluate a takeover proposal, to study alternative proposals and to help maximize the price obtained in any transaction. Among other things, the Classified Board Amendments further reduce this threat to the removal of the Company's Board of Directors by classifying the Board so that only approximately one-third of its members are elected each year. To provide additional protection, they also limit the circumstances in which special shareholder meetings may be called, and impose certain notice requirements on shareholder nominations of directors.

    The Board of Directors believes that, to the extent a proxy contest is part of a plan to acquire control of the Company, adoption of the Classified Board Amendments will encourage the purchaser to negotiate directly with the Company. Moreover, the Board believes that shareholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. The Board also believes that it is in a better position than individual shareholders of the Company to negotiate effectively on behalf of all shareholders.

    The proposed amendments are permitted by New York law and are consistent with the rules of the NASDAQ National Market System on which the Company's Common Stock is traded.

    The Classified Board Amendments are not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's stock or to obtain control of the Company or its Board of Directors by means of a solicitation in opposition to management. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Certificate of Incorporation or the Bylaws that would affect the ability of a third party to change control of the Company.

    Directors of the Company are presently elected by a plurality of the votes cast in any election of directors, and holders of Common Stock are entitled to cast one vote for each share of Common Stock held. New York law permits, but does not require, a corporation to include in its Certificate of Incorporation a provision for cumulative voting for the election of the corporation's Board of Directors. The Company's Certificate of Incorporation does not provide for cumulative voting.

    The Board of Directors has carefully considered the potential adverse effects of the proposed amendments and has concluded that such adverse effects are substantially outweighed by the benefits the amendments would afford the Company and its shareholders.

PROPOSED AMENDMENTS

    The following description is qualified in its entirety by reference to the full text of the proposed amendments included in Exhibits A and B attached hereto.

    CLASSIFICATION OF BOARD OF DIRECTORS. Under New York law, the Certificate of Incorporation may provide that the directors be divided into two, three or four classes, the terms of office of the directors initially classified to be as follows: that of the first class to expire at the next annual meeting of shareholders; the second class at the second succeeding annual meeting; the third class, if any, at the third succeeding annual meeting; and the fourth class, if any, at the fourth succeeding annual meeting. The Company's Bylaws now provide for the election of all directors annually. The proposed amendment to
Section 2 of Article II of the Bylaws provides for the creation of three separate classes of directors. The classes will be as nearly equal in number as possible, with no class including less than three nor more than five directors. Upon their initial election, the members of the first class of directors will hold office for a term expiring at the next annual meeting of shareholders after their election, the members of the second class will hold office for a term expiring at the second annual meeting of shareholders after their election, and the members of the third class will hold office for a term expiring at the third annual meeting of shareholders after their election. At each annual meeting after 1997, shareholders will elect the successors of directors whose terms expire at such annual meeting, for terms expiring at the third annual meeting following their election. The same procedure would be repeated in each year, with the result that only approximately one-third of the whole Board of Directors would be elected each year.

    SIZE OF BOARD OF DIRECTORS. The Bylaws presently provide that the number of directors shall be fixed from time to time by the majority vote of the entire Board and the size of the Board is currently fixed at five. Under New York law the number of directors may not be less than three and may be fixed by the Bylaws, or by action of the shareholders or the Board pursuant to the Bylaws. The proposed amendments provide that the number of directors may be increased to a maximum of fifteen or decreased to a minimum of nine by vote of a majority of the entire Board of Directors. Any newly created directorships or any decrease in directorships must be so apportioned among the classes as to make all classes as nearly equal in number as possible. If the number of directors is increased by the Board and any newly created directorships are filled by the Board, additional directors in each class will serve until the next annual meeting of shareholders and thereafter until their successors shall be elected and shall qualify, which election shall be conducted in accordance with the provisions applicable to the election of the initial classified board.

    SPECIAL SHAREHOLDER MEETINGS. Under the Company's current Bylaws, special meetings of the shareholders may be called by the President, the Board of Directors or shareholders owning no less than ten percent (10%) of the outstanding shares entitled to vote at the meeting. The proposed amendment to the Bylaws would limit the calling of special shareholder meetings to the President or the Board of Directors only, and would eliminate the calling of a special shareholder meeting by one or more shareholders. The proposed amendment would prevent persons acquiring a majority of the outstanding shares from calling a special meeting for the purpose of removing directors or making other proposals that could disrupt the continuity and stability of the Board and the policies of the Board.

    NOMINATIONS OF DIRECTOR CANDIDATES. The proposed amendments also set forth a procedure for shareholder nominations for the election of directors. Shareholders intending to nominate candidates for election must deliver written notice to the Secretary of the Company not later than (i) ninety (90) days in advance of the meeting if the nomination relates to an election at an annual meeting, or (ii) the close of business on the seventh day following the date on which notice of any special meeting is first given to shareholders if the nomination relates to an election at a special meeting. The amendments further provide that the notice shall set forth certain information concerning the shareholder and its nominee(s), including names and addresses, a representation that the shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) of the shareholder and the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

    The advance notice requirements afford the Board of Directors the opportunity to consider the qualifications of proposed nominees and, to the extent deemed appropriate, inform shareholders about its position on such matters. Although the proposed amendments do not give the Board any power to approve or disapprove of shareholder nominations for election of directors, it may have the effect of precluding such matters if the proposed procedures are not followed and may discourage such shareholder action, without regard to whether this might be harmful or beneficial to the Company and its shareholders.

    Increased Shareholder Vote for Alteration, Amendment or Repeal of Proposed Amendments. New York law provides that the Certificate of Incorporation of a corporation may contain provisions specifying a higher proportion of votes of the holders of shares that shall be necessary at any meeting of shareholders for the transaction of any business or any specified item of business, including amendments to the

Certificate of Incorporation and the Bylaws, than the proportion prescribed by New York law in the absence of such provision (generally a majority of the voting power of the stock represented at a meeting at which a quorum is in attendance). Under New York law, an amendment to the Certificate of Incorporation generally requires authorization by a vote of the Board and approval by a vote of the holders of a majority of all outstanding shares entitled to vote thereon. Under New York law and the current Bylaws, an amendment to the Bylaws generally requires authorization by a vote of the Board or a vote of the shareholders.

    The proposed amendment to the Certificate of Incorporation would provide that the foregoing amendments to the Bylaws and the Certificate of Incorporation could be amended or repealed only with approval of the holders of at least seventy-five (75%) of the outstanding shares. The requirement of an increased shareholder vote is designed to prevent a shareholder with a simple majority of the voting power of the Common Stock from avoiding the requirements of the proposed amendments by simply repealing them. It will also have the effect of giving the holders of twenty-five (25%) or more of the Company's outstanding shares a veto power over any changes in the proposed amendments, even if these changes are favored by a majority of shareholders or the Board. Because directors and executive officers as a group beneficially own approximately 60% of the outstanding shares of Common Stock (without giving effect to any conversion of presently outstanding Preferred Stock), they would be in a position to block any amendment, even if the amendment would be desired by or beneficial to shareholders holding a majority of the Company's outstanding Common Stock. This could assist management in retaining their present positions. In this regard, it should be noted that in the only two shareholders meetings held since the Company's initial public offering in August 1995 approximately 89% and 97%, respectively, of the outstanding shares were represented at such meetings.

VOTE REQUIRED FOR ADOPTION OF THE AMENDMENTS

    Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Company entitled to vote at the annual meeting of shareholders is required to adopt the Classified Board Amendments.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE CLASSIFIED BOARD AMENDMENTS.

                             ELECTION OF DIRECTORS

    At the annual meeting of shareholders, ten directors, constituting the entire Board of Directors, are to be elected. If Proposal 1 is adopted, ten directors will be elected for the terms set forth below. If Proposal 1 is not adopted, ten directors will be elected to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. In either case, directors will be elected by a plurality of the shares present and voting at the meeting. At the meeting, the persons named in the enclosed form of proxy will vote the shares covered thereby for the election of the nominees named below to the Board of Directors of the Company unless instructed to the contrary. Of the nominees, Stephen Nevitt, Milton Nevitt, Michael J. Guccione, David B. Newman and William Keener currently serve as directors of the Company.

    The nominees, their ages, the years in which they began serving as directors, and business experience are set forth below:

    DIRECTORS TO BE ELECTED TO SERVE UNTIL THE 1998 ANNUAL MEETING

                                                                    PRINCIPAL OCCUPATION AND BUSINESS
NAME                                     AGE                      EXPERIENCE DURING THE PAST FIVE YEARS
-----------------------------------      ---      ----------------------------------------------------------------------

Lloyd J. Fuller....................          51   Lloyd Fuller became Vice President-Worldwide Sales Manager/ Premium
                                                  Division of the Company in February 1997. From 1992 until joining the
                                                  Company, Mr. Fuller was a sales manager for the Serengeti Eyewear division of Corning, which was acquired by the Company in February
                                                  1997. He was responsible for North America sales until December 1995, when he became responsible for Latin America and Asia Pacific sales as well. During the 29 years prior to joining the Serengeti Eyewear division, Mr. Fuller was a sales and merchandising manager for
                                                  Corning's Consumer Products Company.

Lucia Almquist.....................          43   Lucia Almquist became Vice President-Corporate Development of the
                                                  Company in January 1997. From 1991 through 1997, Ms. Almquist served as Vice President -Licensing and Merchandising for the Bon Jour Group,
                                                  Ltd., a designer and manufacturer of various fashion products.

Edward Borix.......................          47   Edward Borix became Vice President of Operations, Worldwide of the
                                                  Company in March 1997. From January 1995 until joining the Company,
                                                  Mr. Borix was a Vice President of Fidelity Investments, an investment company. From 1979 to 1995, he was a general manager and director of distribution for various manufacturing plants of Bausch & Lomb, Inc., a manufacturer of diverse eyeglass, eyewear and other optical products.

    DIRECTORS TO BE ELECTED TO SERVE UNTIL THE 1999 ANNUAL MEETING

                                                                    PRINCIPAL OCCUPATION AND BUSINESS
NAME OF NOMINEE                          AGE                      EXPERIENCE DURING THE PAST FIVE YEARS
-----------------------------------      ---      ----------------------------------------------------------------------

William Keener.....................          52   William Keener has served as an Executive Vice President and Chief
                                                  Credit Officer of SouthTrust Bank of the Suncoast, a commercial bank, since May 1994. From March 1990 to May 1994, Mr. Keener served as a
                                                  Senior Vice President and Group President for Commercial Lending and
                                                  commercial Real Estate for Sunbank, N.A., a commercial bank. Mr.
                                                  Keener was appointed to the Board of Directors in July 1996 to fill a vacancy created by the removal of a director.

Neil Winter........................          45   Neil Winter became the Chief Financial Officer of the Company in
                                                  January 1997. From 1985 until joining the Company, Mr. Winter was a principal of Winter, Scheifley & Associates, P.C., a firm of certified public accountants principally engaged in the auditing of financial statements for companies required to file reports with the Securities and Exchange Commission. Such firm served as the Company's independent auditors from January 1994 to December 1996. The Company's 1996 financial statements have been audited by Bartnick, P.A., an unrelated firm of certified public accountants.

Michael Burke......................          48   Michael Burke became Vice President-Marketing of the Company in
                                                  January 1997. From January 1995 until joining the Company, Mr. Burke served as a marketing consultant to the Company. From November 1992 through June 1994, he was Vice President and general manager of the sunglass division of Smith Sport Optics, a sunglass distributor. From
                                                  June 1985 until November 1992, Mr. Burke served as Vice
                                                  President-Marketing of Bausch & Lomb, Inc.'s Ray-Ban sunglasses division.

    DIRECTORS TO BE ELECTED TO SERVE UNTIL THE 2000 ANNUAL MEETING

                                                                    PRINCIPAL OCCUPATION AND BUSINESS
NAME OF NOMINEE                          AGE                      EXPERIENCE DURING THE PAST FIVE YEARS
-----------------------------------      ---      ----------------------------------------------------------------------

Stephen Nevitt.....................          49   Stephen Nevitt became the President of the Company in 1993. Prior to such time, he served as Vice President and a director of the Company since its founding in 1976 by his father, Milton Nevitt. As Vice
                                                  President, he was involved in all phases of operations including management and sales. As President, he has been given primary responsibility for management and sales and has also been responsible for design and development of the Company's products as well as product procurement. Mr. Nevitt is primarily responsible for the
                                                  Company's account with Wal-Mart.

                                                                    PRINCIPAL OCCUPATION AND BUSINESS
NAME OF NOMINEE                          AGE                      EXPERIENCE DURING THE PAST FIVE YEARS
-----------------------------------      ---      ----------------------------------------------------------------------
Milton Nevitt......................          76   Milton Nevitt founded the Company in 1976 and served as its President and a director until 1993, and has since served the Company as a Vice
                                                  President and a director. As President, Mr. Nevitt was primarily responsible for sales and administration. As Vice President, Mr.
                                                  Nevitt focuses on sales and also oversees the account responsibilities of the Company's independent sales representatives and coordinates the
                                                  Company's overall sales with the Company's National Sales Manager. Mr.
                                                  Nevitt's career in the sunglass industry began in 1950 as a manufacturer's representative for Rayex Corporation, a major domestic supplier of popular priced sunglasses. Mr. Nevitt worked in that capacity until Rayex ceased its business operations in 1976. Mr.
                                                  Nevitt founded the Company shortly thereafter.

David B. Newman....................          42   David B. Newman, a director of the Company since December 1994, has for over the last eight years been a partner of the law firm Cooperman
                                                  Levitt Winikoff Lester & Newman, P.C., which has acted as outside counsel to the Company since 1987.

Michael J. Guccione................          49   Michael J. Guccione became a Vice President and director of the
                                                  Company in December 1994. Since joining the Company in 1992, Mr.
                                                  Guccione's primary responsibilities have been marketing and product development of the Company's H Optix-Registered Trademark- and other product lines. Mr. Guccione became 2 employed by Wal-Mart Stores, Inc.
                                                  ("Wal-Mart") in 1976 and started and headed its fine jewelry division.
                                                  Mr. Guccione was also in charge of the development of the sunglass business at Wal-Mart and travelled extensively throughout the Far East and Pacific Rim for the purpose of developing resources for the purchase of sunglasses. After leaving Wal-Mart in 1990, Mr. Guccione independently ran a management consulting firm until joining the
                                                  Company.

    The Board of Directors of the Company has an Audit Committee and a Stock Option Committee. The Board of Directors has no nominating or compensation committee; nominees for election as directors of the Company are selected by the Board of Directors. During 1996, there were no meetings of the Audit Committee and three meetings of the Stock Option Committee. The Stock Option Committee also took action once by unanimous written consent. All of the Stock Option Committee members attended each of the Committee meetings.

    The Audit Committee was created in August 1996 in connection with the Company's listing on the Nasdaq National Market. The Audit Committee consists of three directors, two of whom are independent directors. The current members of the Audit Committee are William Keener, David B. Newman and Stephen Nevitt. Its functions are to (i) recommend the appointment of independent accountants, (ii) review the arrangements for and scope of the audit by independent accountants,
(iii) review the independence of the independent accountants, (iv) consider the adequacy of the system of internal accounting controls and review any proposed corrective actions, (v) review and monitor the Company's policies regarding business ethics and conflicts of interest, (vi) discuss with management and the independent accountants the Company's draft annual financial statements and key accounting and reporting matters, and (vii) review the activities and recommendations of the Company's accounting department.

    The Stock Option Committee is presently comprised of two non-employee directors, William Keener and David B. Newman. The Stock Option Committee administers the Company's 1995 Stock Option Plan (the "Plan") and determines, among other things, the time or times at which options will be granted, the recipients of grants, whether a grant will consist of incentive stock options, nonqualified stock options and stock appreciation rights (in tandem with an option or free-standing) or a combination thereof, the option periods, the limitations on option exercise and the number of shares to be subject to such options, taking into account the nature and value of services rendered and contributions made by the recipient to the success of the Company. The Stock Option Committee also has authority to interpret the Plan and, subject to certain limitations, to amend provisions of the Plan as it deems advisable.

    During 1996, the Board of Directors of the Company held six meetings and took action once by unanimous written consent. All of the directors attended at least 75% of the meetings of the Board.

IDENTIFICATION OF EXECUTIVE OFFICERS

    There are no executive officers of the Company in addition to those listed in the preceding paragraphs as nominees for election as Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of May 1, 1997 with respect to the beneficial ownership of the outstanding shares of Common Stock by
(i) any shareholder known by the Company to beneficially own more than five percent of such outstanding shares, (ii) the Company's directors and executive officers and (iii) the directors and executive officers of the Company as a group. Except as otherwise indicated, the address of each beneficial owner of five percent or more of such Common Stock is the same as the Company.

                    NAME AND ADDRESS OF BENEFICIAL                       AMOUNT BENEFICIALLY      OWNERSHIP
                                OWNER                                         OWNED(1)          PERCENTAGE(1)
----------------------------------------------------------------------  ---------------------   --------------
Nevitt Family Trust(2)................................................       506,103                 21.2%
Milton Nevitt.........................................................       278,781                 11.7%
Stephen Nevitt........................................................    10,749,409(3)(4)(5)        86.9%
Michael J. Guccione...................................................       166,817(5)(6)            6.9%
David B. Newman.......................................................       544,116(3)(5)(7)        23.5%
  c/o Cooperman Levitt Winikoff
  Lester & Newman, P.C.
  800 Third Avenue
  New York, New York 10022
William Keener........................................................           750                    *
Neil Winter...........................................................         2,000                    *
Michael Burke.........................................................         2,000                    *
Lloyd J. Fuller.......................................................       --                    --
Lucia Almquist........................................................       --                    --
Edward Borix..........................................................         3,000               --
John R. Clarke........................................................       200,000(8)               7.7%
  1725 Lazy River Lane
  Dunwoody, Georgia 30350
RBB Bank Aktiengesellschaft...........................................  9,325,000(9)                 79.7%
  Burging 16
  8010 Graz
  Austria
Directors and executive officers as a group (10 persons)..............    11,240,770                 90.7%

------------------------

*   Less than 1%.

(1) Computation based on the term beneficial ownership as used in the regulations of the Securities and Exchange Commission which, for purposes of the computation of ownership by the named holder, deems outstanding shares of Common Stock issuable upon exercise of options and convertible securities exercisable or convertible on the date, and within sixty (60) days following the date, of determination of beneficial ownership. As of May 1, 1997, 2,384,000 shares of Common Stock were actually issued and outstanding.

(2) The indicated trust (the "Trust") was created pursuant to a Trust Agreement, dated as of September 11, 1992, between Milton Nevitt, as grantor, and Stephen Nevitt and David B. Newman, as trustees. Such trustees have the sole power to vote the shares held by the Trust. The children of Milton Nevitt, including Stephen Nevitt, are the beneficiaries under the Trust.

(3) Includes 506,103 shares held by the Trust, for which such beneficial owner acts as trustee.

(4) Includes 613,948 shares issuable upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan (the "Plan"), 579,935 of which are exercisable at $2.94 per share and 34,013 of which are exercisable at $3.24 per share. Stephen Nevitt, pursuant to exercise of a power granted in the subscription agreement covering the issuance of the Company's Preferred Stock (as described in Footnote (9) below), has the power to direct the voting of shares of Common Stock issuable upon conversion thereof for the election of a majority of the directors of the Company through October 2000. Accordingly, the table includes 9,375,000 shares of Common Stock issuable upon conversion of the Preferred Stock referred to in Footnote (9) below.

(5) Does not include those shares issuable upon the exercise of options granted pursuant to the Plan which are not exercisable within 60 days.

(6) Includes 34,013 shares issuable upon exercise of options granted pursuant to the Plan which are exercisable at $2.94 per share.

(7) Includes 34,013 shares issuable upon exercise of options granted pursuant to the Plan which are exercisable at $3.24 per share.

(8) Represents shares issuable upon exercise of the Series D Warrant which entitles the holder to purchase such number of shares at an exercise price of $5.50 per share at any time prior to September 30, 2001.

(9) RBB Bank Aktiengesellschaft ("RBB") is the registered owner of all 7,500 shares of Series A 6.5% Convertible Preferred Stock ("Series A Stock"), 7,500 shares of Series B 6% Convertible Preferred Stock ("Series B Stock") and 7,500 shares of Series C 6% Convertible Preferred Stock ("Series C Stock"; together with the Series A Stock and the Series B Stock, the "Preferred Stock") of the Company. The Preferred Stock and the Series B Stock are convertible into shares of Common Stock of the Company at a price determined by dividing the stated value of the series ($7,500,000 for each) by a price equal to the lower of (i) $5.50 in the case of the Series A Stock, $6.75 in the case of the Series B Stock and $8.25 in the case of the Series C Stock, and (ii) 80% of the average market price (as defined) for the ten (10) consecutive trading days ending three (3) days prior to the notice of conversion. The Series C Stock is not convertible until July 1, 1997. As of May 1, 1997, the average market price was approximately $3.00 and, assuming notice of conversion being given on such date for all outstanding shares of Preferred Stock, RBB would have owned 9,375,000 shares of Common Stock on such date. The above computation of beneficial ownership excludes shares of Common Stock issuable upon exercise of the Series A Warrant, the Series B Warrant and the Series C Warrant of the Company issued to RBB, respectively, at the time of the issue of the Series A Stock, the Series B Stock and the Series C Stock. The Series A Warrant of the Company (the "Series A Warrant") entitles RBB to purchase up to an aggregate of 150,000 shares of Common Stock at an exercise price of $5.5625 per share. The Series A Warrant is exercisable at any time commencing January 1, 1999 and on or prior to December 31, 2002. The Series B Warrant of the Company (the "Series B Warrant") and the Series C Warrant of the Company (the "Series C Warrant") each entitles RBB to purchase up to an aggregate of 300,000 shares of Common Sock at a per share exercise price of (i) $7.50 with respect to the Series B Warrant and (ii) $10.00 with respect to the Series C Warrant. Each of the Series B Warrant and the Series C Warrant is exercisable at any time commencing January 1, 1999 and on or prior to December 31, 2002.

                             EXECUTIVE COMPENSATION

    The following table summarizes the compensation for services rendered to the Company paid in 1994, 1995 and 1996 to the Chief Executive Officer and the Company's other executive officer who received total annual salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                        ANNUAL COMPENSATION
                                                                                              LONG TERM COMPENSATION
                                                                        --------------------   SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION                                               YEAR     SALARY($)        OPTIONS(#)
----------------------------------------------------------------------  ---------  ---------  -----------------------
Stephen Nevitt........................................................       1996    166,730           750,000
  President (CEO)                                                            1995    143,702
                                                                             1994    125,000
Michael J. Guccione...................................................       1996    132,212            75,000
  Vice President                                                             1995    108,135

    Set forth below is information with respect to grants of stock options during the year ended December 31, 1996 to the named executive officers in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                               NUMBER OF          PERCENT OF TOTAL
                              SECURITIES               OPTIONS
                          UNDERLYING OPTIONS    GRANTED TO EMPLOYEES
NAME                          GRANTED(#)           IN FISCAL YEAR       EXERCISE OR BASE PRICE ($/SH)  EXPIRATION DATE
------------------------  -------------------  -----------------------  -----------------------------  ---------------
Stephen Nevitt..........         600,000                   70.2%                       8.32                 10/30/06
                                  22,848                    2.7                        4.72                  5/16/06
                                 127,152                   14.9                        5.20                  5/16/01
Michael J. Guccione.....          75,000                    8.8                        4.72                  5/16/06

    Set forth below is further information with respect to options to purchase the Company's Common Stock.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL YEAR       IN-THE-MONEY OPTIONS
                                                                      END(#)              AT FISCAL YEAR END($)
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
Stephen Nevitt............................................     644,040        105,960      106,754        230,463
Michael J. Guccione.......................................      21,192         53,808       56,265        142,860

EMPLOYMENT AGREEMENTS

    The Company has employment agreements with each of Stephen Nevitt, the Company's President and chief executive officer, and Michael J. Guccione, a Vice President of the Company, each of which expire on December 31, 1997. Mr. Nevitt's employment agreement provides for an annual base salary of $150,000, and Mr. Guccione's agreement provides for an annual base salary of $125,000. Each of the employment agreements provides for annual increases in base salary of 4% and annual incentive compensation based upon the financial performance of the Company. Under the employment agreements, as additional annual incentive compensation, Mr. Nevitt will be entitled to receive up to 50% and Mr. Guccione will be entitled to receive up to 25% of any bonus pool adopted by the Board of Directors for key personnel of the Company. The amount of such bonus pool may be up to 10% of the Company's pre-tax profit for the relevant year, but only 5% of such pre-tax profit for 1995. The Board of Directors did not adopt a bonus pool in 1995 or 1996. The incentive compensation will be earned if either of the following performance targets are achieved: (i) the Company's earnings per share is at least $0.30 for the relevant year, or (ii) the average closing bid price of the Common Stock for the relevant year equals or exceeds a target of $8.75 per share. Utilizing the earnings per share component, all unearned prior incentive compensation will be deemed earned upon the Company achieving an earnings per share which is cumulative for each of the prior periods. In addition, if the Common Stock target price component is achieved for any year, all unearned prior incentive compensation will be deemed earned. Although the employment agreements will expire on December 31, 1997, the recapture provisions for unearned incentive compensation during the term will continue through the year 2001.

    Each of the employment agreements contains a covenant by the employee not to compete with the Company until the expiration of a one year period after the expiration or termination of the agreement.

    L. Phillips Reames, a non-employee director of the Company in 1996, received a fee of $1,000 in connection with each Board meeting attended. No other directors were compensated for their services as such.

                              CERTAIN TRANSACTIONS

PRIOR TO THE SERENGETI ACQUISITION

    On November 1, 1991, Joseph Feldman, the brother-in-law of Milton Nevitt, a Vice President of the Company, made a loan in the principal amount of $880,522 to the Company. The loan was to become due in April 1995 with interest at the rate of 9% per annum. On December 30, 1994, Mr. Feldman converted a portion of such loan in the principal amount of $510,000 into equity of the Company in exchange for the issuance by the Company of 99,724 shares of Common Stock. The then remaining outstanding principal amount of the loan ($370,522) became payable, with interest of 9% per annum, over a three-year period ending January 31, 1998, with monthly payments of interest in the amount of $2,779 during the first year and monthly payments of principal and interest in the amount of $16,927 during the remaining two years.

    Between January and October 1993, Milton Nevitt loaned an aggregate amount of $281,450 to the Company. The loans were to become due in April 1995 with interest at the rate of 9% per annum. On December 30, 1994, the remaining principal balance of such loans, in the amount of $270,128, was contributed by Mr. Nevitt to the capital of the Company without the issuance of any additional shares of capital stock. During November 1993, Milton Nevitt loaned an additional amount of $285,000 to the Company. The remaining balance of such loan at December 31, 1996 in the amount of $79,856 is payable upon demand.

    The Company's former credit facility (which was repaid on February 13, 1997) was guaranteed, jointly and severally, by each of Stephen and Milton Nevitt and their wives, by Michael Guccione, and by the Nevitt Family Trust.

    See "Executive Compensation--Employment Agreements" for a discussion of the employment agreements which the Company has with each of Stephen Nevitt and Michael Guccione.

TO FINANCE THE SERENGETI ACQUISITION

    On October 4, 1996, the Company issued 7,500 shares of its Series A 6.5% Convertible Preferred Stock, $.001 par value (the "Series A Shares"), to RBB, a banking institution whose principal offices are located in Austria, in a private offshore offering pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). RBB purchased the Series A Shares for a purchase price equal to their aggregate stated value of $7.5 million as set forth in a Regulation S Offshore Subscription Agreement dated September 29, 1996, which also contemplated the purchase of the Series B Shares and Series C Shares referred to below. The purpose of such investment was to fund, in part, the acquisition (the "Serengeti Acquisition") by the Company of certain of the assets of the Serengeti Eyewear division ("Serengeti") of Corning Incorporated used in the design, manufacture and distribution of Serengeti brand sunglasses.

    Pursuant to an Agreement of Purchase and Sale, dated as of October 29, 1996, between the Company and Corning Incorporated, the Company agreed to purchase the Serengeti assets for a purchase price of $27.5 million, which was effected on February 13, 1997. RBB purchased, concurrently with the closing of the Serengeti Acquisition, 7,500 shares of the Company's Series B 6% Convertible Preferred Stock, $.001 par value (the "Series B Shares"), and 7,500 shares of the Company's Series C 6% Convertible Preferred Stock, $.001 par value (the "Series C Shares"; together with the Series A Shares and the Series B Shares, the "Preferred Shares"), for a purchase price equal to their aggregate stated value of $15.0 million. The proceeds to the Company from the sale of the Preferred Shares were approximately $20.9 million (net of commissions and the expenses of such sale). The Company applied such net proceeds to the Serengeti Acquisition purchase price. The Company financed the remainder of such purchase price and related costs and expenses with borrowings under its new Revolving Line of Credit and Term Loan Agreement dated as of February 13, 1997 with SunTrust Bank, Central Florida, National Association as lead lender and agent, and with Creditanstalt Bankverin.

    Concurrently with the issuance of the Series A Shares, the Company also issued to RBB a Series A Warrant of the Company (the "Series A Warrant") to purchase up to an aggregate of 150,000 shares of Common Stock at an exercise price of $5.5625 per share. The Series A Warrant is exercisable at any time commencing January 1, 1999 and on or prior to December 31, 2002. In addition, the Company issued to RBB, concurrently with the issuance of the Series B Shares and the Series C Shares, a Series B Warrant of the Company (the "Series B Warrant") and a Series C Warrant of the Company (the "Series C Warrant"), each of which entitles RBB to purchase up to an aggregate of 300,000 shares of Common Stock at a per share exercise price of (i) $7.50 with respect to the Series B Warrant, and (ii) $10.00 with respect to the Series C Warrant. Each of the Series B Warrant and the Series C Warrant is exercisable at any time commencing January 1, 1999 and on or prior to December 31, 2002.

    The Company has also issued, as part of the commission payable to a third party in connection with the sale of the Series A Shares, a Series D Warrant of the Company (the "Series D Warrant") to purchase up to an aggregate of 200,000 shares of Common Stock at an exercise price of $5.50 per share. The Series D Warrant is immediately exercisable and expires on or prior to September 30, 2001.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected Bartnick, P.A. as its independent auditors for 1997. Although stockholder ratification of the Board of Directors' action in this respect is not required, the Board of Directors considers it desirable for shareholders to pass upon such appointment. If the shareholders do not ratify the appointment of Bartnick, P.A., the engagement of independent auditors will be reevaluated by the Board of Directors.

    A representative of Bartnick, P.A. is expected to attend the meeting and will be available to respond to appropriate questions from shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BARTNICK, P.A.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Common Stock to file reports of ownership and changes in ownership of such Common Stock with the Securities and Exchange Commission, and to file copies of such reports with the Company. Based solely upon a review of the copies of such reports filed with the Company, the Company believes that, other than the late filing in April 1997 of a Form 3 by William Keener relating to his becoming a director in August 1996, during 1996 such reporting persons complied with the filing requirements of said Section 16(a).

                                 ANNUAL REPORT

    The Company's 1996 Annual Report, which includes the Company's Annual Report to the Securities and Exchange Commission (Form 10-KSB), is being mailed to shareholders together with this proxy statement. No part of such Annual Report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters. 1998 SHAREHOLDER PROPOSALS

    Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. In order for shareholder proposals for the 1998 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Secretary of the Company at the Company's principal executive offices not later than December 24, 1997.

                                          By Order of the Board of Directors,
                                          MILTON NEVITT
                                          SECRETARY

May 12, 1997

                                   EXHIBIT A

                      PROPOSED AMENDMENTS TO THE BYLAWS TO
                   ESTABLISH A CLASSIFIED BOARD OF DIRECTORS
                      AND MAKE CERTAIN RELATED AMENDMENTS

Section 2 of Article I of the Bylaws is amended to provide as follows:

    Section 2 Special Meetings. Special meetings of the shareholders may be called by the President, and shall be called by the Secretary at the request in writing of a majority of the Board of Directors. Such meeting shall be held at such time and place (within or without the State of New York) as may be fixed in the call and stated in the notice of meeting. Any such written request shall state the purpose or purposes of the proposed meeting. At any special meeting, only such business may be transacted which is related to the purpose or purposes set forth in the notice of such special meeting.

Section 11 is added to Article I of the Bylaws to provide as follows:

    SECTION 11 NOTIFICATION OF NOMINEES. Nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Any shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such shareholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated, (b) a representation that such shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder, (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors, and (e) the consent of each nominee to serve as a director of the Corporation if elected. The chairman of a shareholders meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Section 1 of Article II of the Bylaws is amended to provide as follows:

    SECTION 1 NUMBER AND QUALIFICATIONS OF DIRECTORS. The number of directors shall be fixed from time to time by the majority of the entire Board of Directors, but in no event shall be less than nine (9) or greater than fifteen (15) directors. No decrease in the number of directors shall shorten the term of any incumbent director. Any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. If the number of directors is increased by the Board and any newly created directorships are filled by the Board, additional directors in each class will serve until the next annual meeting of shareholders and thereafter until their successors shall be elected and shall qualify, which election shall be conducted in accordance with the provisions of these Bylaws applicable to the election of the initial classified board. Directors need not be shareholders of the Corporation. Each of the directors shall be at least eighteen (18) years of age.

Section 2 of Article II of the Bylaws is amended to provide as follows:

    SECTION 2 ELECTION AND TERM OF OFFICE. Directors shall be elected at each annual meeting of the shareholders, or, if no such election shall be held, at a meeting called and held in accordance with the statutes of the State of New York. Each director shall be elected to hold office until the expiration of the term for which he is elected, and thereafter until a successor shall be elected and shall qualify. The directors shall be divided, with respect to the terms for which they severally hold office, into three classes, hereby designated as Class I, Class II and Class III. Each class shall have at least three and no more than five directors and the three classes shall be as nearly equal in number as possible. The initial terms of office of the Class I, Class II and Class III directors, elected at the 1997 annual meeting of shareholders, shall expire at the next succeeding annual meeting of shareholders, the second succeeding annual meeting of shareholders and the third succeeding annual meeting of shareholders, respectively. At each annual meeting of shareholders after 1997, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders to be held in the third year following the year of their election.

Article IX of the Bylaws is amended to provide as follows:

    Except as otherwise provided by these Bylaws and the Certificate of Incorporation, the Bylaws of the Corporation may be amended, repealed or adopted by vote of the holders of record of the shares at the time entitled to vote in the election of any directors or by a majority of the entire Board of Directors, but any bylaw adopted by the Board of Directors may be amended or repealed by the shareholders entitled to vote thereon as herein provided; provided that Sections 2 and 11 of Article I, Sections 1 and 2 of Article II and Article IX of the Bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least seventy-five (75%) of the outstanding shares entitled to vote in the election of directors, voting together as a single class.

                                   EXHIBIT B

                       PROPOSED CONFORMING AMENDMENTS TO
                        THE CERTIFICATE OF INCORPORATION
                               IN CONNECTION WITH
                    CLASSIFICATION OF THE BOARD OF DIRECTORS

    Article EIGHTH of the Certificate of Incorporation is amended to provide as follows:

           In furtherance of, and not to limit the powers conferred by the Business Corporation Law of the State of New York, the Board of Directors of the Corporation shall have the power to adopt, amend and repeal the Bylaws of the Corporation; provided that notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, Sections 2 and 11 of Article I and Sections 1 and 2 of Article II and Article IX of the Bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares entitled to vote in the election of directors, voting together as a single class.

    The following is adopted as new Article ELEVENTH of the Certificate of
Incorporation:

           ELEVENTH. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares entitled to vote in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Article EIGHTH or this Article ELEVENTH of this Certificate of Incorporation.

                            SERENGETI EYEWEAR, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Stephen Nevitt and Milton Nevitt as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock of the undersigned at the 1997 Annual Meeting of Shareholders of the Company, to be held at the Laurel Oak Country Club, 2700 Gary Player Boulevard, Sarasota, Florida at 10:00 A.M. on Thursday, May 29, 1997, and at any adjournments or postponements thereof.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE PROPOSALS SET FORTH HEREIN.

/X/ PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.         Approval of Amendment to the Company's Certificate of Incorporation and Bylaws to (a)     FOR      AGAINST     ABSTAIN
           classify the Board of Directors into three classes, (b) fix the size of the Board of      / /        / /         / /
           Directors at a minimum of nine and a maximum of fifteen directors, (c) provide that special meetings of shareholders may be called only by the President or the Board of
           Directors, and not by the shareholders, (d) provide for advance notice of shareholder nominations for the election of directors which includes certain information concerning the proposed nominee(s), and (e) provide that the foregoing provisions can be amended or repealed only with the approval of 75% of the outstanding common stock.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE                           SEE REVERSE
                                                                        SIDE

2.         Election of Directors.
Nominees: (3 Classes, if Proposal is adopted)
(Class I) Lloyd J. Fuller, Lucia Almquist, Edward Borix
(Class II) William Keener, Neil Winter, Michael Burke
(Class III) Stephen Nevitt, Milton Nevitt, David B. Newman, Michael J. Guccione

         / / FOR ALL NOMINEES      / / WITHHELD FROM ALL NOMINEES

                                              / /
                             For all nominees except as noted above
3.         Selection of Independent Auditors.                                                        FOR      AGAINST     ABSTAIN
                                                                                                     / /        / /         / /

                                                                                                  MARK HERE FOR ADDRESS     / /
                                                                                                  CHANGE AND NOTE AT
                                                                                                  LEFT

                                             Please sign exactly as name appears
                                             hereon. Joint owners should each
                                             sign. When signing as attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such.

                                             Signature: ______ Date ____________

                                             Signature: ______ Date ____________